EXHIBIT 8.1
List of Subsidiaries as of December 31, 2007
Deutsche Bank Aktiengesellschaft, Frankfurt am Main
Affordable Housing I LLC, Wilmington
Agripower Buddosò Società Agricola a Responsabilità Limitata, Pesaro
Airport Club für International Executives GmbH, Frankfurt
“Akademie Musiktheater Heute” GmbH, Frankfurt
Alfred Herrhausen Gesellschaft für internationalen Dialog mit beschränkter Haftung, Frankfurt
“Alwa” Gesellschaft für Vermögensverwaltung mbH, Hamburg
“Alwa” Gesellschaft für Vermögensverwaltung mbH & Co. Grundstücksvermietung KG, Schönefeld
AO DB Securities (Kazakhstan), Alma Ata
ARGFRAN Beteiligungs Aktiengesellschaft, Frankfurt
Asia Metal and Mining Limited, Hongkong
Bankers Trust Immobilier, Paris
BAWU Beteiligungs Aktiengesellschaft, Frankfurt
Bellstead Holdings Limited, Gibraltar
Beteiligungsgesellschaft für Flugzeugleasing mit beschränkter Haftung, Frankfurt
BIBO DRITTE Vermögensverwaltungsgesellschaft mbH, Eschborn
BIBO ERSTE Vermögensverwaltungsgesellschaft mbH, Eschborn
Biomass Holdings S.à r.l., Luxemburg
-Deutsche Aeolia Power Production S.A., Athen
Blue Stripe Management Limited, London
Bolsena L.P., Georgetown
Borfield S.A., Montevideo
BRABU Beteiligungs Aktiengesellschaft, Frankfurt
Brasil Media Exterior S.A., Butanta
-Local Midia Exterior Ltda, Salvador
-Local Publicidade Ltda., Cotia
-Pintex Paineis e Cartazes Ltda., Sao Paulo
-Publix Ltda., Sao Paulo
-Veiculo Publicidade Ltda., Sao Paulo
BT International (Nigeria) Ltd., Lagos
Calto Societa’ Agricola Srl, Calto
3160343 Canada Inc., Toronto
3613950 Canada, Inc., Toronto
Capri GmbH & Co. KG, Frankfurt
Cathay Capital Company (No 2) Limited, Port Louis
Channel Nominees Limited, London
China Recovery Fund LLC, Wilmington
-Cinda — DB NPL Securitization Trust 2003-1, Wilmington
CITAN Beteiligungsgesellschaft mbH, Frankfurt
-ELBI Funding GmbH, Frankfurt
Clark GmbH & Co. KG, Frankfurt
Consumo Finance S.p.A., Mailand
Cousto Investments L.P., Wilmington
Dahlbusch Projektentwicklungsgesellschaft Leipzig/Lindenau mbH, Frankfurt
DAHOC Beteiligungsgesellschaft mbH, Frankfurt
-Billboard Partners L.P., Georgetown
-DAHOC (UK) Limited, London
-DB Capital Partners (Asia), L.P., Georgetown
-DB Capital Partners Asia GP, Limited, Georgetown
-DBCP Lux Newco, S.à r.l., Luxemburg

-Outdoor Partners Ltd., Georgetown
-Teledig Holdings Ltd., Georgetown
DB (Barbados) SRL, Christ Church
DB (Gibraltar) Holdings Limited, Gibraltar
DB (Gibraltar) Holdings No. 2 Limited, Gibraltar
-DB Funding (Gibraltar) No. 2 Limited, Gibraltar
-DB Funding (Gibraltar) No. 3 Limited, Gibraltar
DB (Tip Top) Limited Partnership, Toronto
DB Canada GIPF — I Corp., Calgary
DB Capital Markets (Deutschland) GmbH, Frankfurt
-B.V. Matura Handelmaatschappij, Amsterdam
-CETO Beteiligungs Aktiengesellschaft, Frankfurt
-DB Consult Gesellschaft mbH, Frankfurt
-DB HR Solutions GmbH, Frankfurt
-DB Kredit Service GmbH, Berlin
-degab Gesellschaft für Anlageberatung mbH i.L., Frankfurt
-Deutsche Asset Management International GmbH, Frankfurt
-Deutsche Asset Management Investmentgesellschaft mbH vormals DEGEF Deutsche Gesellschaft für Fondsverwaltung mbH, Frankfurt
-Deutsche Asset Management Schweiz, Zürich
-Deutsche Bank Bauspar-Aktiengesellschaft, Frankfurt
-Deutsche Vermögensbildungsgesellschaft mit beschränkter Haftung, Frankfurt
-DWS (Austria) Investmentgesellschaft mbH, Wien
-DWS Finanz-Service GmbH, Frankfurt
-DWS Holding & Service GmbH, Frankfurt
-DWS Investment GmbH, Frankfurt
-DWS Investments, Paris
-DWS Investments Schweiz, Zürich
-DWS Investments Services, Paris
-DWS Polska TFI S.A., Warschau
-FASTIL Beteiligungsgesellschaft mbH, Frankfurt
-FAUTEON Beteiligungsgesellschaft mbH, Frankfurt
-FETUM Beteiligungs Aktiengesellschaft, Frankfurt
-Konsul Inkasso GmbH, Essen
-Matura Vermögensverwaltung mit beschränkter Haftung, Frankfurt
-norisbank GmbH, Frankfurt
-OOO “DWS Investment”, Moskau
-SB-Bauspar Vermittlungsgesellschaft mbH, Frankfurt
-Treuinvest Service GmbH, Frankfurt
DB Concerto (LP) Limited, Georgetown
DB Concerto Limited, Georgetown
-Gaveau Limited, Georgetown
DB Enterprise GmbH, Sössen-Gostau
DB Enterprise GmbH & Co. Zweite Beteiligungs KG, Sössen-Gostau
DB Export-Leasing GmbH, Frankfurt
-Ares Verwaltungsgesellschaft mbH, Frankfurt
-Callista Verwaltungsgesellschaft mbH, Frankfurt
-DB Leasing Services GmbH, Frankfurt
-DB Malta Commercial Services One Ltd., Valletta
-DB Malta Commercial Services Two Ltd., Valletta
-DB Malta Holdings Ltd., Valletta
-DEE Deutsche Erneuerbare Energien GmbH, Düsseldorf

-Dione Verwaltungsgesellschaft mbH, Frankfurt
-Lokki Verwaltungsgesellschaft mbH, Frankfurt
-Motion Picture Productions One GmbH & Co. KG, Frankfurt
-MPP Beteiligungsgesellschaft mbH, Frankfurt
-NCW Holding Inc., Vancouver
-RANDA Verwaltungsgesellschaft mbH, Frankfurt
-Rhea Verwaltungsgesellschaft mbH, Frankfurt
-SolRenovable Fotov., S.L., Palma de Mallorca
-Titon Verwaltungsgesellschaft mbH, Frankfurt
DB Finance International GmbH, Eschborn
-Beheer- en Beleggingsmaatschappij Evergreen Global Intellectual Transaction Services B.V., Amsterdam
-Coral (Cayman) Limited, Georgetown
-DB Anton Limited, St. Helier
-DB Athena S.à r.l., Luxemburg
-DB Kamchatka Limited, Georgetown
-Deutsche Investments (Holland) B.V., Amsterdam
-ELDO ACHTE Vermögensverwaltungs GmbH, Eschborn
-Evergreen International Holdings B.V., Amsterdam
-Evergreen International Investments B.V., Amsterdam
-Evergreen International Leasing B.V., Amsterdam
-Evergreen Overseas Investments B.V., Amsterdam
-Guo Mao International Hotels BV, Amsterdam
-Indigo (Cayman) Holding Limited, Georgetown
DB Industrial Holdings GmbH, Frankfurt(Teilkonzern/Sub-group)
-DB Industrial Holdings Beteiligungs GmbH & Co. KG, Frankfurt
-Deutsche CreFi Industrial Holdings GmbH, Frankfurt
-DIV Holding GmbH, Frankfurt
-Emathion GmbH, Frankfurt
-Ethemea GmbH, Frankfurt
-TeraGate Beteiligungs-GmbH, Frankfurt
-TOKOS GmbH, Frankfurt
-TTM Investor GmbH, Frankfurt
DB Investments (GB) Limited, London
DB Jasmine (Cayman) Limited, Georgetown
DB Leto Investments LP, Wilmington
DB Maia LLC, Wilmington
DB Management Support GmbH, Frankfurt
DB New Ventures AG, Frankfurt
-DB Broker GmbH, Frankfurt
-DB Print GmbH, Frankfurt
-Deutsche Auskunftei Service GmbH, Hamburg
-NERGE Beteiligungsgesellschaft mbH, Frankfurt
-NILA Beteiligungsgesellschaft mbH, Frankfurt
-registrar services GmbH, Eschborn
DB Nominees (Singapore) Pte Ltd, Singapur
DB Overseas Finance Deutschland Aktiengesellschaft, Eschborn
DB Paris Investissements, Paris
DB Phoebus Lux S.à r.l., Luxemburg
-DB Phoebus (Gibraltar) Limited, Gibraltar
DB Re S.A., Luxemburg
DB Service Centre Limited, Dublin

DB Service Uruguay S.A., Montevideo
DB Servizi Amministrativi S.r.l., Mailand
DB Thebe LLC, Wilmington
DB Trips Investments Limited, Georgetown
DB UK PCAM Holdings Limited, London
-Alpha Advisory Company S.A., Luxemburg
-Alpha Investment Management S.A.M., Monte Carlo
-Cardales Property Finance Limited (in member’s voluntary liquidation), Liverpool
-Cardales UK Limited, Liverpool
-DB Real Estate Opportunities Group Advisors (UK) Limited, London
-Deutsche Asset Management (Jersey) Limited, St. Helier
-Deutsche Asset Management (UK) Limited, London
-Deutsche Asset Management Group Limited, London
-Deutsche European Partners IV (No.9) Nominees Limited, London
-Deutsche European Partners IV (US Dollar Fund) Nominees Limited, London
-Deutsche European Partners IV (US ERISA) (No.1) Nominees Limited, London
-Deutsche Investment Trust Management Co., Ltd., Seoul
-Deutsche Private Asset Management Limited, London
-Elizabethan Holdings Limited, Georgetown
-Elizabethan Management Limited, Georgetown
-IVAF I Manager, S.à r.l., Luxemburg
-IVAF II Manager, S.à r.l., Luxemburg
-Keith Cardale Groves (Commercial) Limited (in member’s voluntary liquidation), Liverpool
-LG Nominees (IOM) Limited, Castletown
-MEF I Manager, S.à r.l., Luxemburg
-Morgan Grenfell Capital (G.P.) Limited, Edinburgh
-Morgan Grenfell Capital Trustee Limited, London
-Morgan Grenfell Development Capital Holdings Limited, London
-Morgan Grenfell Development Capital Syndications Limited, London
-Morgan Grenfell Private Equity Limited, London
-RREEF European Value Added I (G.P.) Limited, London
-RREEF Global Advisers Limited, London
-RREEF Global Opportunities Investor LP, London
-RREEF Limited, London
-The Pensions Partnership Limited, Liverpool
-Till Nominees Limited, Liverpool
-Tilney & Co (in member’s voluntary liquidation), Liverpool
-Tilney (Ireland) Limited, Dublin
-Tilney Acquisitions Limited, Liverpool
-Tilney Asset Management International Limited, St. Martin
-Tilney Asset Management Limited, Edinburgh
-Tilney Collective Management Limited, Liverpool
-Tilney Fund Management Limited (in member’s voluntary liquidation), Liverpool
-Tilney Funding Limited, Liverpool
-Tilney Group Limited, Liverpool
-Tilney Holdings Limited, Liverpool
-Tilney International Limited, Hamilton
-Tilney Investment Management, Liverpool
-Tilney Investment Management (IOM) Limited, Castletown
-Tilney Management Limited, Liverpool
-Tilney Trustees Limited, Liverpool

-TIM (London) Limited, Liverpool
DB Valoren S.à r.l., Luxemburg
-BT Nominees (Singapore) Pte Ltd, Singapur
-DB Equity S.à r.l., Luxemburg
-DB International (Asia) Limited, Singapur
-Wilh. Ahlmann Gesellschaft mit beschränkter Haftung, Kiel
DB Vita S.A., Luxemburg
DBC Continuance Inc., Toronto
DBR Investments Co. Limited, Georgetown
DEBEKO Immobilien GmbH & Co Grundbesitz OHG, Eschborn
DeKon Service GmbH, Eschborn
DEUBA Verwaltungsgesellschaft mbH, Frankfurt
DEUFRAN Beteiligungs GmbH, Frankfurt
DEUKONA Versicherungs-Vermittlungs-GmbH, Frankfurt
Deutsche Artois, Paris
Deutsche Asia Pacific Finance, Inc., Wilmington
-DB Almaviva LLC, Wilmington
-Linder LP, Georgetown
-Lindoro LLC, Wilmington
-Linvest LP, Georgetown
Deutsche Asia Pacific Holdings Pte Ltd, Singapur
-Acanfeld Limited, Bangkok
-Bayan Delinquent Loan Recovery 1 (SPV-AMC), Inc., Makati Stadt
-Caitlin Builders & Developers Private Limited, Neu Delhi
-Cathay Advisory (Beijing) Company Ltd, Peking
-Cathay Asset Management Company Limited, Port Louis
-DB Finance Inc., Tokio
-DB International Trust (Singapore) Limited, Singapur
-DB Nominees (Hong Kong) Limited, Hongkong
-DB Operations International Private Limited, Mumbai
-DB Property Advisors (Taiwan) Co., Ltd., Taipeh
-DB Strategic Advisors, Inc., Makati Stadt
-DB Trust Company Limited Japan, Tokio
-DB Trustees (Hong Kong) Limited, Hongkong
-De Meng Innovative (Beijing) Consulting Company Limited, Peking
-Deutsche Asset Management (Asia) Limited, Singapur
-Deutsche Asset Management (Hong Kong) Limited, Hongkong
-Deutsche Asset Management (India) Private Limited, Mumbai
-Deutsche Asset Management (Japan) Limited, Tokio
-Deutsche Bank Real Estate (Japan) Y.K., Tokio
-Deutsche Capital Financing (Singapore) Pte Ltd, Singapur
-Deutsche Capital Hong Kong Limited, Hongkong
-Deutsche Equities India Private Limited, Mumbai
-Deutsche Futures Singapore Pte Ltd, Singapur
-Deutsche India Holdings Private Limited, Mumbai
-Deutsche Investments India Private Limited, Mumbai
-Deutsche Investor Services Private Limited, Mumbai
-Deutsche Knowledge Services Pte. Ltd., Singapur
-Deutsche Morgan Grenfell Nominees Hong Kong Limited, Hongkong
-Deutsche Morgan Grenfell Nominees Pte Ltd, Singapur
-Deutsche Morgan Grenfell Services Hong Kong Limited, Hongkong

-Deutsche Network Services Private Limited, Mumbai
-Deutsche Securities (India) Private Limited, Neu Delhi
-Deutsche Securities Asia Limited, Hongkong
-Deutsche Securities Mauritius Limited, Port Louis
-Deutsche Securities Nominees Hong Kong Limited, Hongkong
-Deutsche Trustee Services (India) Private Limited, Mumbai
-Deutsche Trustees Malaysia Berhad, Kuala Lumpur
-Global Markets Centre Private Limited, Mumbai
-Kidson Pte Ltd, Singapur
-Marine Investments YK, Tokio
-MG Limited (in member’s voluntary liquidation), Singapur
-PT. Deutsche Securities Indonesia, Jakarta
-RREEF China REIT Management Limited, Hongkong
-RREEF Shanghai Investment Consultancy Company, Schanghai
-Sahathunpaibul Company Limited, Bangkok
-United Associates Holdings India Private Limited, Mumbai
Deutsche Asset Management Italy S.p.A., Mailand
-Deutsche Asset Management SIM SpA, Mailand
-DWS Alternative Investments SGR S.p.A., Mailand
-DWS Investments Italy SGR S.p.A., Mailand
-DWS Vita S.p.A., Mailand
-Finanza & Futuro Banca SpA, Mailand
Deutsche Australia Limited, Sydney(Teilkonzern/Sub-group)
-Bain Trust, Sydney
-Bain Unit Trust, Sydney
-Baincor Nominees Pty. Limited, Sydney
-Bainpro Nominees Pty. Limited, Sydney
-Bainsec Nominees Pty. Limited, Sydney
-Belzen Pty. Limited, Sydney
-BNA Nominees Pty. Limited, Sydney
-BTD Nominees Pty. Limited, Sydney
-Buxtal Pty Limited, Sydney
-DB Structured Transaction VH-OJL Pty Limited, Sydney
-Denison Capital Markets Pty Limited, Sydney
-Depic Pty Limited, Sydney
-Deutsche Asset Management (Australia) Limited, Sydney
-Deutsche Capital Holdings Pty Limited, Sydney
-Deutsche Capital Markets Australia Limited, Sydney
-Deutsche Finance Co 1 Pty Limited, Sydney
-Deutsche Finance Co 2 Pty Limited, Sydney
-Deutsche Finance Co 3 Pty Limited, Sydney
-Deutsche Finance Co 4 Pty Limited, Sydney
-Deutsche Financial Intermediaries Australia Pty. Limited, Sydney
-Deutsche Group Services Pty Limited, Sydney
-Deutsche Holdings Australia Limited, Sydney
-Deutsche Hume Investments Pty Limited, Sydney
-Deutsche Investments Australia Limited, Sydney
-Deutsche Investments Pty Limited, Sydney
-Deutsche Managed Investments Limited, Sydney
-Deutsche Management New Zealand Limited, Sydney
-Deutsche Nominees Australia Pty Limited, Sydney

-Deutsche PM Nominees Pty Limited, Sydney
-Deutsche Securities Australia Limited, Sydney
-Deutsche Securitisation Australia Pty Ltd, Sydney
-Deutsche Structured Finance Australia Limited, Sydney
-Deutsche Xenon Alpha Plus 2 Limited, Sydney
-Deutsche Xenon Alpha Plus 3 Limited, Sydney
-Deutsche Xenon Limited, Sydney
-DNU Nominees Pty Limited, Sydney
-DTS Nominees Pty. Limited, Sydney
-Fariola Pty. Limited, Sydney
-First Australian Property Group Holdings Pty. Ltd., Sydney
-IYS Instalment Receipt Limited, Sydney
-Memax Pty. Limited, Sydney
-Nortfol Pty. Limited, Sydney
-OPS Nominees Pty. Limited, Sydney
-Pan Australian Nominees Pty. Limited, Sydney
-RBM Nominees Pty. Limited, Sydney
-RTS Nominees Pty Limited, Sydney
-Zenwix Pty. Limited, Sydney
DEUTSCHE BANK (CHILE) S.A., Santiago
Deutsche Bank (China) Co., Ltd., Peking
Deutsche Bank (Malaysia) Berhad, Kuala Lumpur
-DB (Malaysia) Nominee (Asing) Sdn. Bhd., Kuala Lumpur
-DB (Malaysia) Nominee (Tempatan) Sdn. Bhd., Kuala Lumpur
Deutsche Bank (Perú) S.A., Lima
Deutsche Bank (Portugal), S.A., Lissabon
-Navegator — SGFTC, S.A., Lissabon
Deutsche Bank (Suisse) SA, Genf
-Rued, Blass & Cie AG Bankgeschaeft, Zürich
Deutsche Bank (Uruguay) Sociedad Anónima Institución Financiera Externa, Montevideo
DEUTSCHE BANK A.S., Istanbul
Deutsche Bank Americas Finance LLC, Wilmington
Deutsche Bank Capital Markets S.p.A., Mailand
Deutsche Bank Finance N.V., Willemstad
Deutsche Bank Financial Inc., Wilmington
Deutsche Bank Financial LLC, Wilmington
Deutsche Bank Luxembourg S.A., Luxemburg
-Aqueduct Capital S.à r.l., Luxemburg
-DB Palladium S.A., Luxemburg
-DB Valence II S.à r.l., Luxemburg
-DB Valence S.à r.l., Luxemburg
-Deutsche Finance No. 1 Limited, London
-Lily Finance (Proprietary) Limited, Kapstadt
-Manilla Limited, Georgetown
-Novequity (Proprietary) Limited, Kapstadt
Deutsche Bank Polska Spólka Akcyjna, Warschau
-DB Securities S.A., Warschau
Deutsche Bank Privat- und Geschäftskunden Aktiengesellschaft, Frankfurt
-Berliner Bank AG & Co. KG, Berlin
-Berliner Bank Beteiligungs AG, Berlin
-Deutsche Bank PBC Spólka Akcyjna, Warschau

-KEBA Gesellschaft für interne Services mbH, Frankfurt
-SENA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Halle II KG, Düsseldorf
-Servicegesellschaft der Deutschen Bank Privat- und Geschäftskunden mbH, Bonn
-TEBA Beteiligungsgesellschaft mbH & Co. Objekt Wasserwerk Oranienburg KG, Schönefeld
-Telefon-Servicegesellschaft der Deutschen Bank mbH, Frankfurt
-TESATUR Beteiligungsgesellschaft mbH & Co. Objekt Halle I KG, Düsseldorf
-TESATUR Beteiligungsgesellschaft mbH & Co. Objekt Nordhausen I KG, Düsseldorf
-Vertriebsgesellschaft mbH der Deutschen Bank Privat- und Geschäftskunden, Berlin
Deutsche Bank S.A., Buenos Aires
Deutsche Bank S.A. — Banco Alemão, Sao Paulo(Teilkonzern/Sub-group)
-DB Invest Fundo de Investimento Multimercado, Sao Paulo
-Deutsche Bank Corretora de Valores S.A., Sao Paulo
-Imobal — Imobiliária e Administradora Ltda., Sao Paulo
Deutsche Bank S.A. / N.V., Brüssel
-DB Finance (Luxembourg) S.A., Luxemburg
Deutsche Bank Securities Limited, Toronto
Deutsche Bank Società per Azioni, Mailand
-DB Consortium S.C.a r.l., Mailand
-Deutsche Bank Mutui S.p.A., Mailand
-Fiduciaria Sant’ Andrea S.r.L., Mailand
-New Prestitempo S.p.A., Mailand
-RREEF Alternative Investments SGR S.p.A., Mailand
-RREEF Fondimmobiliari Società di Gestione del Risparmio S.p.A., Mailand
-RREEF Opportunities Management S.r.l., Mailand
Deutsche Bank Zártkörüen Müködö Részvénytársaság, Budapest
-Horka Ingatlankezelöés Befektetö Korlátolt Felelössegü Társaság, Budapest
Deutsche Bank, Sociedad Anónima Española, Barcelona
-DB Cartera de Inmuebles 1, S.A., Barcelona
-DB Cartera de Inmuebles 2, S.L., Barcelona
-DB Operaciones y Servicios Interactivos, A.I.E., Barcelona
-Deutsche Bank Credit, S.A., Madrid
-DWS Investments (Spain), S.G.I.I.C., S.A., Madrid
Deutsche Berri, Paris
Deutsche Capital Singapore Limited, Singapur
Deutsche Clubholding GmbH, Frankfurt
-GAT Golf am Tegernsee GmbH & Co. Grundstücksverwaltungs KG, Gmund am Tegernsee
-Golf-Club Margarethenhof am Tegernsee Verwaltungs GmbH, Waakirchen
-Gut Kaden Golf und Land Club GmbH, Alveslohe
Deutsche Courcelles, Paris
Deutsche Custody N.V., Amsterdam
Deutsche Dauphine, Paris
Deutsche Family Office GmbH, Frankfurt
Deutsche Finance No. 2 Limited, Georgetown
-Abbey Life Assurance Company Limited, London
-Abbey Life Farms Limited, London
-Abbey Life Pension and Annuities Limited, London
-Abbey Life Services Limited, London
-Abbey Life Trust Securities Limited, London
-Abbey Life Trustee Services Limited, London
-Antelope Life Assurance Company Limited, London
-Antelope Pension Trustee Services Limited, London

-Deutsche Holdings No. 4 Limited, London
-Dialcontact Limited, London
-Gisborne Life Assurance Company Limited, London
-Jetastute Limited, London
-NLA Tower Management Limited, London
Deutsche Friedland, Paris
Deutsche Friedland Etoile, Paris
Deutsche Gesellschaft für Immobilien-Leasing mit beschränkter Haftung, Düsseldorf
-DIPLOMA Grundstücks-Vermietungsgesellschaft mbH, Schönefeld
-Grundstücksvermietungsgesellschaft Wilhelmstr. mbH, Düsseldorf
Deutsche Grundbesitz-Anlagegesellschaft mbH & Co Löwenstein Palais, Eschborn
Deutsche Haussmann, Paris
Deutsche Holdings (Chile) S.A., Santiago
Deutsche Holdings (Malta) Ltd., St. Julians
-Deutsche Financial Services (Malta) Limited, St. Julians
Deutsche Holdings Limited, London
-Bankers Trust International PLC, London
-Dar Al Istithmar Limited, London
-DB UK Bank Limited, London
-Deutsche Equity Funds Holdings Limited, London
-Deutsche Equity Funds Investments Limited, London
-Deutsche Holdings (BTI) Limited, London
-Deutsche Properties Limited (in member’s voluntary liquidation), London
-Deutsche Trustee Company Limited, London
-Morgan Grenfell (Housing Finance) Limited, London
-Morgan Grenfell (Local Authority Finance) Limited, London
-Morgan Grenfell (Local Authority Services) Limited, London
Deutsche Holdings No. 2 Limited, London
-Abbotsville Holdings Limited, Dublin
-Arche Investments Limited, London
-Autumn Leasing Limited, London
-Bebek Varlik Yönetym A.S., Istanbul
-Bratton Limited, St. Helier
-BT Money Markets Fund No. 1 Limited, London
-Campanology Leasing Limited, Georgetown
-City Leasing (Avonside) Limited, London
-City Leasing (Clydeside) Limited, London
-City Leasing (Donside) Limited, London
-City Leasing (Fleetside) Limited, London
-City Leasing (International) Limited (in member’s voluntary liquidation), Georgetown
-City Leasing (Medwayside) Limited, London
-City Leasing (Plymside) Limited, London
-City Leasing (Severnside) Limited, London
-City Leasing (Teesside) Limited (in member’s voluntary liquidation), London
-City Leasing (Thameside) Limited, London
-City Leasing (Wearside) Limited, London
-City Leasing and Partners, London
-City Leasing and Partners Limited, London
-City Leasing Limited, London
-City Transport Leasing, London
-Crescent Gold Limited, Perth

-CTBNPL Limited, London
-Custom Leasing Limited, London
-DB Alternative Strategies Limited, Georgetown
-DB Aotearoa Finance Limited, Georgetown
-DB Aotearoa Investments Limited, Georgetown
-DB Asset Leasing Limited, London
-DB Astwood Investments Limited, Georgetown
-DB Bluebird Limited (in member’s voluntary liquidation), St. Helier
-DB Capital Partners (Europe) 2000 Founder Partner — A LP, Wilmington
-DB Capital Partners (Europe) 2000 Founder Partner — B LP, Wilmington
-DB Capital Partners Europe 2002 Founder Partner LP, Wilmington
-DB Capital Partners General Partner Limited, London
-DB Chestnut Holdings Limited, Georgetown
-DB Crest Limited, St. Helier
-DB Enfield Infrastructure Holdings Limited, St. Helier
-DB Enfield Infrastructure Investments Limited, St. Helier
-DB Equity Limited, London
-DB Group Services (UK) Limited, London
-DB Henlow Investments Limited, Georgetown
-DB Infrastructure Holdings (UK) No.1 Limited, London
-DB Infrastructure Holdings (UK) No.2 Limited, London
-DB Infrastructure Holdings (UK) No.3 Limited, London
-DB International Investments Limited, London
-DB Jasmine No. 2 (Cayman) Limited, Georgetown
-DB Marcassin (Cayman) Holdings Limited, Georgetown
-DB Marcassin (Cayman) No. 1 Limited, Georgetown
-DB Marcassin (Cayman) No. 2 Limited, Georgetown
-DB Overseas Holdings Limited, London
-DB Platinum Advisors, Luxemburg
-DB Pyrus (Cayman) Limited, Georgetown
-DB Road (UK) Limited, Georgetown
-DB Sangha (Cayman) Limited (in member’s voluntary liquidation), Georgetown
-DB Saturn Investments Limited, London
-DB Sedanka Limited, Georgetown
-DB Sirius (Cayman) Limited, Georgetown
-DB Sterling Finance Limited, Georgetown
-DB Trustee Services Limited, London
-DB Tweed Limited, Georgetown
-DB U.K. Nominees Limited, London
-DB UK (Saturn) Limited, London
-DB UK Australia Finance Limited, Georgetown
-DB UK Australia Holdings Limited, London
-DB UK Holdings Limited, London
-DB Valiant (Cayman) Limited, Georgetown
-DB Valiant B.V., London
-DB Vanquish (UK) Limited, London
-DB Vantage (UK) Limited, London
-DB Vantage No.2 (UK) Limited, London
-DB Vantage No.3 (UK) Limited, London
-DB Venture Partners (Europe) 2000 Founder Partner LP, Wilmington
-DB Venture Partners (Europe) 2001 Founder Partner LP, London

-DB Venture Partners General Partner Limited, London
-DB Willow (UK) Limited, London
-DB Wilstead Investments Limited, Georgetown
-DBIGB Finance (No. 1) Limited, St. Helier
-DBIGB Finance (No. 2) Limited, London
-DBMG Treuhand AG, Vaduz
-DBMG Trust Company Limited, St. Peter Port
-DBUKH Finance Limited, London
-December Leasing Limited, London
-Deutsche (Aotearoa) Capital Holdings New Zealand, Auckland
-Deutsche (Aotearoa) Foreign Investments New Zealand, Auckland
-Deutsche Bank (Cayman) Limited, Georgetown
-Deutsche Bank (Mauritius) Limited, Port Louis
-Deutsche Bank International Limited, St. Helier
-Deutsche Bank International Trust Co. (Cayman) Limited, Georgetown
-Deutsche Bank International Trust Co. (Jersey) Limited, St. Helier
-Deutsche Bank International Trust Co. Limited, St. Peter Port
-Deutsche Bank Investments (Guernsey) Limited, St. Peter Port
-Deutsche Bank Nominees (Guernsey) Limited, St. Peter Port
-Deutsche Bank Nominees (Jersey) Limited, St. Helier
-Deutsche Bank Services (Jersey) Limited, St. Helier
-Deutsche Bank Trustee Services (Guernsey) Limited, St. Peter Port
-Deutsche Capital Finance (2000) Limited, Georgetown
-Deutsche Debt Investment (Mauritius) Limited, Port Louis
-Deutsche Emerging Markets Investments (Netherlands) B.V., Amsterdam
-Deutsche Equities (Mauritius) Limited, Port Louis
-Deutsche Fiduciary Services (Suisse) SA, Genf
-Deutsche Finance No. 2 (UK) Limited, London
-Deutsche Finance No. 3 (UK) Limited, London
-Deutsche Finance No. 4 (UK) Limited, London
-Deutsche Finance No. 6 (UK) Limited, London
-Deutsche Global Markets Limited, Tel Aviv
-Deutsche Holdings (SA) (Proprietary) Limited, Kapstadt
-Deutsche Holdings No. 3 Limited, London
-Deutsche International Corporate Services Limited, St. Helier
-Deutsche International Custodial Services Limited, St. Helier
-Deutsche International Financial Services (Ireland) Limited, Dublin
-Deutsche International Holdings (UK) Limited, London
-Deutsche International Holdings B.V., Amsterdam
-Deutsche International Trust Company N.V., Amsterdam
-Deutsche International Trust Corporation (C.I.) Limited, St. Helier
-Deutsche International Trust Corporation (Mauritius) Limited, Port Louis
-Deutsche International Trustee Services (C.I.) Limited, St. Helier
-Deutsche Investments (Netherlands) N.V., Amsterdam
-Deutsche Morgan Grenfell Development Capital Italy S.A., Luxemburg
-Deutsche Morgan Grenfell Development Capital Luxembourg S.A., Luxemburg
-Deutsche Morgan Grenfell Group Public Limited Company, London
-Deutsche Nominees Limited, London
-Deutsche Overseas Holdings (Netherlands) B.V., Amsterdam
-Deutsche Participations (Mauritius) Limited, Port Louis
-Deutsche Securities (Peru) S.A., Lima

-Deutsche Securities (Proprietary) Limited, Johannesburg
-Deutsche Securities (SA) (Proprietary) Limited, Johannesburg
-Deutsche Securities Colombia S.A., Bogota
-Deutsche Securities Israel Ltd., Tel Aviv
-Deutsche Securities Venezuela S.A., Caracas
-Deutsche Strategic Funding Limited (in member’s voluntary liquidation), London
-Deutsche Transnational Trustee Corporation Inc, Charlottetown
-DRT Limited International SRL, Bukarest
-Executive Management International Services (C.I.) Limited, St. Peter Port
-Global Ramayana, S.L., Madrid
-Gulara Pty Ltd, Sydney
-HAH Limited, London
-Harbour Investments YK, Tokio
-Herengracht Financial Services B.V., Amsterdam
-IKB Lease Management Limited, London
-Infraship Capital Limited, London
-Infrastructure Holding (A) L.P., St. Helier
-Infrastructure Holding (A) Limited, St. Helier
-International Operator Limited, London
-JR Nominees (Proprietary) Limited, Johannesburg
-Lammermuir Leasing Limited, London
-Lapstone Limited (in member’s voluntary liquidation), St. Helier
-Laser Leasing Limited, Georgetown
-Laverton Nickel Pty Limited, Subiaco
-London Industrial Leasing Limited, London
-Manufacturers Leasing Limited, London
-Marine Operator Limited, London
-Morgan Grenfell & Co. Limited, London
-Morgan Grenfell California Corporation, Kentfield
-Morgan Grenfell Development Capital Nominees Limited, London
-Mousecrest Limited (in member’s voluntary liquidation), London
-Pitt Street Nominees Limited, St. Helier
-Prima Operator Limited, London
-Pyramid Acquisitions B.V., Amsterdam
-Quattro Lease Management Limited, London
-RAB Mining Limited, Road Town
-RAB Projects Pty Limited, Perth
-Ranfurly Investments Limited, London
-Regula Limited, Road Town
-REIB Europe Investments Limited, London
-REIB Europe Operator Limited, London
-REIB International Holdings Limited, London
-RREEF Infrastructure Limited, London
-RREEF Infrastructure Management Limited, St. Helier
-Ruamthunpaibul Company Limited, Bangkok
-St. Paul’s Gate Property Limited, St. Helier
-Stores Funding Limited, Georgetown
-Stores International Limited, Georgetown
-Suppli Investments (Cayman) No 1 Limited, Georgetown
-Suppli Investments (Cayman) No 2 Limited, Georgetown
-Suppli Investments (Netherlands) No. 1 N.V., London

-Tempurrite Leasing Limited, London
-Thankgate Limited, London
-Tokyo Commercial 92, Inc., Tokio
-Trevona Limited, Road Town
-Triplereason Limited, London
-Trout Pond Partnership LP, London
-Trumpveda Limited (in member’s voluntary liquidation), London
-UFG (UK) Limited, London
-Uranium West Holdings Ltd, Vancouver
-Uranium West Pty Limited, Subiaco
-Villetri Investments Limited, St. Helier
-WMH (No. 1) Limited, London
-WMH (No. 10) Limited, London
-WMH (No. 15) Limited, London
-WMH (No. 16) Limited, London
-WMH (No. 17) Limited, London
-WMH (No. 4) Limited, London
-WMH (No. 5) Limited, London
-WMH (No. 7) Limited, London
-X-Markets Investment Holdings (Proprietary) Limited, Johannesburg
Deutsche Immobilien Leasing GmbH, Düsseldorf
-Deutsche Immobilien Consulting GmbH, Düsseldorf
-DIB-Consult Deutsche Immobilien- und Beteiligungs-Beratungsgesellschaft mbH, Düsseldorf
-DIL CONTRACT Projektmanagement GmbH, Düsseldorf
-DIL Deutsche Baumanagement GmbH, Düsseldorf
-DIL Europa-Beteiligungsgesellschaft mbH, Düsseldorf
-DIL Fonds-Beteiligungsgesellschaft mbH, Düsseldorf
-DIL Fonds-Beteiligungsgesellschaft mbH & Co. Kommanditgesellschaft, Düsseldorf
-DIL Fonds-Verwaltungsgesellschaft mbH, Düsseldorf
-DIL Limes-Haus Verwaltungsgesellschaft mbH, Düsseldorf
-DIL Versicherungs-Vermittlungs GmbH, Düsseldorf
-DISCA Beteiligungsgesellschaft mbH, Düsseldorf
-DKI Deutsche Kommunalinvest GmbH, Düsseldorf
-Leasing Verwaltungsgesellschaft Waltersdorf mbH, Schönefeld
-PADUS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-SAGITA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-SAITA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-SAPIO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-SCUDO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-SCUDO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Kleine Alexanderstrasse KG, Düsseldorf
-SEDO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-SENA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Fehrenbach KG, Düsseldorf
-SIFA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-SOLIDO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-SPINO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-STABLON Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-STATOR Heizkraftwerk Frankfurt (Oder) Beteiligungsgesellschaft mbH, Schönefeld
-STUPA Heizwerk Frankfurt (Oder) Nord Beteiligungsgesellschaft mbH, Düsseldorf
-TAKIR Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-TARES Beteiligungsgesellschaft mbH, Düsseldorf
-TEBA Beteiligungsgesellschaft mbH, Schönefeld

-TELO Beteiligungsgesellschaft mbH, Schönefeld
-TERGO Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-TERRUS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-TERRUS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Bernbach KG, Düsseldorf
-TOSSA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-TRIPLA Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
-ZELLU Grundstücks-Vermietungsgesellschaft mbH, Schönefeld
Deutsche International Corporate Services (Ireland) Limited, Dublin
-Deutsche International Finance (Ireland) Limited, Dublin
-Rimvalley Limited, Dublin
Deutsche Inversiones Dos S.A., Santiago
Deutsche Investments (Ireland) Limited, Dublin
-Magic S.p.A., Bogolese di Sorbolo
Deutsche New Zealand Limited, Auckland(Teilkonzern/Sub-group)
-DBNZ Overseas Investments (No.1) Limited, Georgetown
-Deutsche (New Munster) Holdings New Zealand Limited, Auckland
-Deutsche Capital Markets New Zealand (No.1) Limited, Auckland
-Deutsche Domus New Zealand Limited, Auckland
-Deutsche Finance New Zealand Limited, Auckland
-Deutsche Financial Corporation New Zealand Limited, Auckland
-Deutsche Foras New Zealand Limited, Auckland
-Deutsche International Investments New Zealand Limited, Auckland
-Deutsche Offshore Finance Investments (Pacific) Limited, Georgetown
-Deutsche Overseas Issuance New Zealand Limited, Auckland
-Deutsche Securities New Zealand Limited, Auckland
-Deutsche Services New Zealand Limited, Auckland
-Kingfisher Nominees Limited, Auckland
-LWC Nominees Limited, Auckland
Deutsche Representaciones y Mandatos S.A., Buenos Aires
Deutsche Securities Algeria SPA, Algier
-Strategica Finance SPA, Algier
Deutsche Securities Korea Co., Seoul
Deutsche Securities Limited, Hongkong
-Deutsche Securities Inc., Tokio
Deutsche Securities Menkul Degerler A.S., Istanbul
Deutsche Securities Saudi Arabia LLC, Riad
Deutsche Securities Sociedad de Bolsa S.A., Buenos Aires
Deutsche StiftungsTrust GmbH, Frankfurt
Deutsche Trans-Pacific New Zealand, Auckland
Deutsche Transaction France S.A., Paris
Deutsches Institut für Altersvorsorge GmbH, Frankfurt
Ditka LLC, Wilmington
-I Synfuels, LLC, Wilmington
-Payton LLC, Wilmington
Dolcetto GP, Wilmington
Drolla GmbH, Frankfurt
DWS Investment S.A., Luxemburg
-DB Fund (Mauritius) Limited, Port Louis
-Deutsche Haussmann, S.à r.l., Luxemburg
Dynamic Funds (SICAV), Luxemburg
EDORA Funding GmbH, Frankfurt

Elba Finance GmbH, Eschborn
ELDO ERSTE Vermögensverwaltungs GmbH, Eschborn
Erda Funding GmbH, Eschborn
European Asian Bank (Hong Kong) Nominees Limited, Hongkong
Franz Urbig- und Oscar Schlitter-Stiftung Gesellschaft mit beschränkter Haftung, Frankfurt
Funds Nominees Limited, London
Ganymed 373. V V GmbH, Frankfurt
Hessische Immobilien-Verwaltungs-Gesellschaft mit beschränkter Haftung, Eschborn
Hudson GmbH, Eschborn
Hypotheken-Verwaltungs-Gesellschaft mbH, Frankfurt
Ilek Limited, St. Helier
-CRS Investments Limited, St. Helier
Investissements Eiffel, Paris
Ironland Limited, London
Joliet Finance LLC, Wilmington
JPCB-Bero GmbH, Eschborn
KHP Knüppe, Huntebrinker & Co. GmbH, Osnabrück
Klöckner Industriebeteiligungsgesellschaft mbH, Frankfurt
LA Water Holdings Limited, Georgetown
-LAWL Pte. Ltd., Singapur
LaSalle Finance LLC, Wilmington
Lebus L.P., Georgetown
Licorne Gestion, Paris
Maggiore L.P., Georgetown
Maxblue Americas Holdings, S.A., Madrid
-MXB U.S.A., Inc., Wilmington
Media Funding Company 2007-1, Georgetown
MEPO Beteiligungs Aktiengesellschaft, Frankfurt
Midsel Limited, London
Mira GmbH & Co. KG, Frankfurt
“modernes Frankfurt” private Gesellschaft für Stadtentwicklung mbH, Frankfurt
Morgan Nominees Limited, London
New Europe Capital Partners Limited, Wembley
NIESA Beteiligungs Aktiengesellschaft, Frankfurt
Nordwestdeutscher Wohnungsbauträger Gesellschaft mit beschränkter Haftung, Frankfurt
-DBG Vermögensverwaltungsgesellschaft mbH, Frankfurt
-DVCG Deutsche Venture Capital Gesellschaft mbH & Co. Fonds II KG, München
-M.E.V.I. Beteiligungs GmbH, Frankfurt
-VCG Venture Capital Fonds III Verwaltungs GmbH, München
-VCG Venture Capital Gesellschaft mbH, München
OOO “Deutsche Bank”, Moskau
Oran Limited, Georgetown
Palm Oil Partners I GmbH, Frankfurt
Pembol Nominees Limited, London
Phoebus Investments LP, Wilmington
Phoebus LLC, Wilmington
Portia International Invest Corporation, Road Town
Primelux Insurance S.A., Luxemburg
Private Equity Global Select Company IV S.à r.l., Luxemburg
Private Equity Global Select Company V S.à r.l., Luxemburg
Private Financing Initiatives, S.L., Barcelona

-Integral Outsourcing Systems, S.L., Barcelona
-IOS Finance EFC, S.A., Barcelona
REIPA Beteiligungs Aktiengesellschaft, Frankfurt
ROPA Beteiligungsgesellschaft mbH, Frankfurt
RREEF Management GmbH, Eschborn
-AV America Grundbesitzverwaltungsgesellschaft mbH, Frankfurt
-BC 140 Ingatlanbefektetesi Korlátolt Felelösségü Társaság, Budapest
-DB Immobilienfonds Noba Dr. Juncker KG, Eschborn
-DB Immobilienfonds Rho Dr. Juncker KG, Eschborn
-DB Immobilienfonds Wohnanlage Mainz-Kästrich GmbH & Co. KG, Eschborn
-DB Real Estate Canadainvest 1 Inc., Toronto
-DB Real Estate Spezial Invest Portugal — Sociedade Imobiliaria Unipessoal, Lda., Lissabon
-DEGRU Erste Beteiligungsgesellschaft mbH, Eschborn
-DEGRU Zweite Beteiligungsgesellschaft mbH, Eschborn
-Deutsche Bank Realty Advisors, Inc., New York
-Deutsche Gesellschaft für Immobilienanlagen “America” mbH i.L., Bad Homburg
-Deutsche Grundbesitz Beteiligungsgesellschaft mbH, Eschborn
-Deutsche Grundbesitz-Anlagegesellschaft Dr. Rühl & Co. — Anlagefonds 8 Bahnhofs-Center Gelsenkirchen-KG, Hamburg
-Deutsche Grundbesitz-Anlagegesellschaft mit beschränkter Haftung, Eschborn
-DI Deutsche Immobilien Baugesellschaft mbH, Eschborn
-DI Deutsche Immobilien Baugesellschaft mbH & Co. Vermietungs KG, Eschborn
-DI Deutsche Immobilien Treuhandgesellschaft mbH, Eschborn
-Dritte DB Immobilienfonds Beta Dr. Rühl KG, Eschborn
-Erste DB Immobilienfonds Beta Dr. Rühl KG, Eschborn
-FLÖRLA Beteiligungsgesellschaft mbH, Eschborn
-Fünfte DB Immobilienfonds Beta Dr. Rühl KG, Eschborn
-gi-Verwaltungsgesellschaft mbH, Eschborn
-IB Associate, LLC, New York
-IC Associate, LLC, New York
-IC Chicago Associates LLC, Wilmington
-IMM Associate, LLC, New York
-JADE Residential Property AG, Eschborn
-JG Japan Grundbesitzverwaltungsgesellschaft mbH, Eschborn
-Metropol 2 Prag KG, Eschborn
-ONW Chicago LLC, Wilmington
-PT. Deutsche Real Estate Indonesia, Jakarta
-RREEF Investment GmbH, Eschborn
-RREEF Spezial Invest GmbH, Eschborn
-Sechste DB Immobilienfonds Beta Dr. Rühl KG, Eschborn
-Vierte DB Immobilienfonds Beta Dr. Rühl KG, Eschborn
-5000 Yonge Street Toronto Inc., Toronto
-Zweite DB Immobilienfonds Beta Dr. Rühl KG, Eschborn
Schiffshypothekenbank zu Lübeck Aktiengesellschaft, Hamburg
-Castle Guard Ltd., Gibraltar
-Schiffsbetriebsgesellschaft Brunswik mbH, Hamburg
SLB Funding GmbH, Eschborn
Story L.P., Georgetown
Suddlong Investments B.V., Amsterdam
Süddeutsche Vermögensverwaltung Gesellschaft mit beschränkter Haftung, Frankfurt
Taunus Corporation, Wilmington(Teilkonzern/Sub-group)
-ABFS I Incorporated, Baltimore

-ABS Leasing Services Company, Chicago
-ABS MB Employees II Limited Partnership, Baltimore
-ABS MB Employees III Limited Partnership, Baltimore
-ABS MB Limited, Baltimore
-Accounting Solutions Holding Company, Inc., Wilmington
-Alex. Brown Financial Corporation, Wilmington
-Alex. Brown Financial Services Incorporated, Baltimore
-Alex. Brown Investments Incorporated, Baltimore
-Alex. Brown Management Services, Inc., Baltimore
-Allsar Inc., Wilmington
-Altamira LLC, Wilmington
-AM-DB Nevada, Inc., Las Vegas
-Americas Trust Servicios de Consultoria, S.A., Madrid
-AMR Funding N.V., Oranjestad
-Annandale LLC, Wilmington
-Argent Incorporated, Baltimore
-Atlantic No. 1 Limited, London
-B.T. Vordertaunus (Luxembourg), S.à r.l., Luxemburg
-B.T.I. Investments, London
-Bankers Company Inc., Trenton
-Bankers International Corporation, New York
-Bankers International Corporation (Brasil) Ltda, Sao Paulo
-Bankers International Corporation 1996-1, Wilmington
-Bankers Trust Caribe Capital Markets, Inc., Hato Rey
-Bankers Trust Holdings (U.K.) Limited, London
-Bankers Trust International Finance (Jersey) Limited, St. Helier
-Bankers Trust Investments Limited, London
-Bankers Trust Nominees Limited, London
-Barkly Investments Ltd., St. Helier
-Beachwood Properties Corp., Wilmington
-Bleeker Investments Limited, Wilmington
-Blue Cork, Inc., Wilmington
-Bluewater Creek Management Co, Wilmington
-Bolar Flat LLP, Wilmington
-Bonsai Investment AG, Zürich
-Britannia Limited, London
-Broome Investments Limited, Wilmington
-BT (Far East) Limited, Hongkong
-BT American Securities (Luxembourg), S.à r.l., Luxemburg
-BT Azure No. 1 Limited, Georgetown
-BT Ben Nevis Limited, Georgetown
-BT Boasley (Cayman) Limited, Georgetown
-BT Bram Limited (in member’s voluntary liquidation), Georgetown
-BT Brokerage Corporation, Wilmington
-BT Bryce Limited, Georgetown
-BT Cascades No. 2 Limited, Georgetown
-BT Cascades No. 3 Limited, Georgetown
-BT Cayman Income No. 1, Georgetown
-BT Cayman Income No. 2, Georgetown
-BT Commercial Corporation, Wilmington
-BT CTAG Nominees Limited, London

-BT Devonport Limited, Georgetown
-BT Finance (Jersey) No.1, St. Helier
-BT Finance (Jersey) No.2, St. Helier
-BT Finance (Jersey) No.3, St. Helier
-BT Finance (Leasing) Limited (in member’s voluntary liquidation), London
-BT Finance (Leasing) No. 2 Limited, London
-BT Finance L.P., Georgetown
-BT Globenet Nominees Limited, London
-BT Harborside Urban Renewal Corporation, West Trenton
-BT Hobart (Cayman) No. 1 Limited, Georgetown
-BT Holdings (Europe) Limited, Wilmington
-BT Investments (Cayman) No. 1 Limited, Georgetown
-BT Maulbronn GmbH, Eschborn
-BT McKinley Limited, Georgetown
-BT Milford (Cayman) Limited, Georgetown
-BT Muritz GmbH, Eschborn
-BT Murrayfield Limited (in member’s voluntary liquidation), Edinburgh
-BT Notes Limited, Georgetown
-BT Opera Trading SA, Paris
-BT Pension Fund Trustees Limited, London
-BT Sable LLC, Wilmington
-BT Vordertaunus Verwaltungs- und Beteiligungsgesellschaft mbH, Eschborn
-BT Yosemite (in member’s voluntary liquidation), Georgetown
-BT/ABKB Partnership Management, Los Angeles
-BTAS Cayman GP, Georgetown
-BTC Mortgage Investors Trust 1997-S1, Wilmington
-BTFIC Portugal Gestao e Investimentos (Sociedade Unipessoal) S.A., Madeira
-BTMWB Investments No.1 Limited, St. Helier
-BTR-2 Trust, Wilmington
-BTVR Investments No. 1 Limited, St. Helier
-Budget Hotels No. 1 Limited, St. Helier
-Bull Pasture LLP, Wilmington
-C. J. Lawrence Inc., Wilmington
-Caneel Bay Holding Corp., Chicago
-Cape Acquisition Corp., Wilmington
-CapeSuccess LLC, Wilmington
-CapeSuccess, Inc., Wilmington
-Career Blazers Consulting Services, Inc., Albany
-Career Blazers Contingency Professionals, Inc., Albany
-Career Blazers Learning Center of Los Angeles, Inc., Los Angeles
-Career Blazers LLC, Wilmington
-Career Blazers Management Company, Inc., Albany
-Career Blazers New York, Inc., Albany
-Career Blazers of Ontario, Inc., London, Ontario
-Career Blazers Personnel Services of Washington, D.C., Inc., Washington D.C.
-Career Blazers Personnel Services, Inc., Albany
-Career Blazers Service Company, Inc., Wilmington
-Caribbean Resort Holdings, Inc., New York
-Castlewood Expansion Partners, L.P., Wilmington
-CBI NY Training, Inc., Albany
-Cedar Investment Co., Wilmington

-Centennial River 1 Inc., Denver
-Centennial River 2 Inc., Austin
-Centennial River Acquisition I Corporation, Wilmington
-Centennial River Acquisition II Corporation, Wilmington
-Centennial River Corporation, Wilmington
-Charlton (Delaware), Inc., Wilmington
-Civic Investments Limited, St. Helier
-CLA-DB Nevada, Inc., Las Vegas
-ClarksonX Inc., Wilmington
-CNS Cayman Holdings One Ltd., Georgetown
-Crosby Investments Limited, Wilmington
-Cyrus J. Lawrence Capital Holdings, Inc., Wilmington
-D.B. International Delaware, Inc., Wilmington
-D.B. Overseas Representatives, Inc., Wilmington
-DB (Pacific) Limited, Wilmington
-DB (Pacific) Limited, New York, New York
-DB Aircraft Leasing Master Trust, Wilmington
-DB Alex. Brown Exchange Fund I LP, Baltimore
-DB Alex. Brown Holdings Incorporated, Wilmington
-DB Alternative Trading Inc., Wilmington
-DB Americas Funding Corp., Wilmington
-DB Arbitrage Mortgage, Inc., Baltimore
-DB Baltimore, Inc., New York
-DB Barbados, Inc., Wilmington
-DB Barges Inc., New York
-DB Bedford Investments Limited, Wilmington
-DB Bluebell Investments (Cayman) Partnership, Georgetown
-DB Boca Mortgage Corp., Baltimore
-DB Capital Advisers, Inc., Wilmington
-DB Capital Holdings 2, Inc., Wilmington
-DB Capital Investments, Inc., Wilmington
-DB Capital Management, Inc., Wilmington
-DB Capital Mortgage Corp., Baltimore
-DB Capital Partners Latin America, G.P. Limited, Georgetown
-DB Capital Partners, Inc., Wilmington
-DB Capital Partners, Latin America, LP, Georgetown
-DB Capital, Inc., Wilmington
-DB Cash Mortgage Corp., Baltimore
-DB Commodity Services LLC, Wilmington
-DB Crown Mortgage Corp., Baltimore
-DB Depositor Inc., Wilmington
-DB Eagle Mortgage Corp., Baltimore
-DB Elara LLC, Wilmington
-DB Energy Trading LLC, Wilmington
-DB Equipment Leasing, Inc., New York
-DB Equity Mortgage Corp., Baltimore
-DB ESC Corporation, Wilmington
-DB Ever, Inc., New York
-DB Fillmore Lender Corp., Wilmington
-DB Finance (Delaware), LLC, Wilmington
-DB Finance Holdings, Inc., Wilmington

-DB Franklin Investments Inc., Wilmington
-DB Funding Corporation # 1, Wilmington
-DB Funding Corporation # 3, Wilmington
-DB Funding LLC #4, Wilmington
-DB Funding LLC #5, Wilmington
-DB Funding LLC #6, Wilmington
-DB Funding, L.P., Baltimore
-DB FVT Japan Long/Short Fund Ltd., Georgetown
-DB Galil Finance, Inc., Wilmington
-DB Gamla (Cayman), Georgetown
-DB Ganymede 2006 L.P., Georgetown
-DB Ganymede Corp., Georgetown
-DB Global Processing Services, Inc., Wilmington
-DB Green Holdings Corp., Wilmington
-DB Green Mortgage Corp., Baltimore
-DB Green, Inc., New York
-DB Hawks Nest, Inc., Wilmington
-DB Holdings (New York), Inc., New York
-DB Holdings (South America) Limited, Wilmington
-db home lending holdings llc, Wilmington
-db home lending llc, Lake Forest
-DB Horizon, Inc., Wilmington
-DB Hubert Investments Limited, Wilmington
-DB Hudson, LLC, Wilmington
-DB Hypernova LLC, Wilmington
-DB Investment Management, Inc., Wilmington
-DB Investment Managers, Inc., Wilmington
-DB Investment Partners, Inc., New York
-DB Investment Resources (US) Corporation, Wilmington
-DB Investment Resources Holdings Corp., Wilmington
-DB Io LP, Wilmington
-DB IROC Leasing Corp., New York
-DB Jefferson Investments Limited, Wilmington
-DB Kaizen Master Portfolio Ltd., Georgetown
-DB Keystone, LLC, Wilmington
-DB King Investments Limited, Wilmington
-DB LA Holdings, L.L.C., New York
-DB Lafayette Investments Limited, Wilmington
-DB Laight Investments Limited, Wilmington
-DB Leroy Investments LLC, Wilmington
-DB Lexington Investments Inc., Wilmington
-DB Liberty, Inc., Wilmington
-DB Liquid Mortgage Corp., Baltimore
-DB Litigation Fee LLC, Wilmington
-DB Madison, LLC, Wilmington
-DB Management Partners, L.P., Wilmington
-DB Mezzanine Fund Managing Member, LLC, New York
-DB Moore Investments Limited, Wilmington
-DB Mortgage Investment Inc., Baltimore
-DB Mortgage Services, LLC, Wilmington
-DB Ormond No. 3, L.P., Wilmington

-DB Overseas Finance Delaware, Inc., Wilmington
-DB Partner Mortgage Corp., Baltimore
-DB Partnership Management II, LLC, Wilmington
-DB Partnership Management Ltd., Wilmington
-DB Perry Investments Limited, Wilmington
-DB Philmor, Inc., New York
-DB Portfolio Southwest, Inc., Houston
-DB Potomac, Inc., New York
-DB Principal Finance LLC, Wilmington
-DB Private Clients Corp., Wilmington
-DB Private Wealth Mortgage Ltd., New York
-DB Pyramid Corp., New York
-DB Realty Resources, Inc., New York
-DB Rivington Investments Limited, Georgetown
-DB RMS Leasing (Cayman) L.P., Georgetown
-DB Rugby Finance (Cayman), Georgetown
-DB Rutland Finance Limited, Ramat Gan
-DB Samay Finance No. 2, Inc., Wilmington
-DB Second Funding Corp., Wilmington
-DB Securities Services NJ Inc., New York
-DB Services (New York), Inc., New York
-DB Services New Jersey, Inc., West Trenton
-DB Services Tennessee, Inc., Wilmington
-DB Servicios Mexico, S.A. de C.V., Mexiko Stadt
-DB Shenandoah, Inc., Wilmington
-DB Stanton Investments LLC, Wilmington
-DB Straits, Inc., New York
-DB Structured Derivative Products, LLC, Wilmington
-DB Structured Finance Credit Opportunities Master Portfolio Ltd., Georgetown
-DB Structured Products, Inc., Wilmington
-DB U.S. Financial Markets Holding Corporation, Wilmington
-DB Vandam Investments Limited, Wilmington
-DB Ventures (New York), Inc., New York
-DB Vestry Investments Limited, Wilmington
-DB Warren Investments Limited, Georgetown
-DB Waverly Investments Limited, Wilmington
-DB West Financing LLC, Wilmington
-DB Yarden Finance Limited, Ramat Gan
-DB-SP Holdings, Inc., Wilmington
-DBAB Wall Street, LLC, Wilmington
-DBAH Capital, LLC, New York
-DBAH Funding Corp., Wilmington
-DBAS Cayman Holdings 1 Limited, Georgetown
-DBAS Cayman Holdings 2 Limited, Georgetown
-DBBICVI, Inc., St. Thomas
-DBCIBZ1, LLC, Georgetown
-DBCIBZ2, LLC, Georgetown
-DBD 1997 BR Corp., Wilmington
-DBD 2001 HDMF-1 Corp., Wilmington
-DBD Hanover Corporation, Wilmington
-DBD Hanover Partners LP, Wilmington

-DBD Mezzanine Corp., Wilmington
-DBD Pilgrim America Corp., Wilmington
-DBD-1997 HHC Corporation, Wilmington
-DBFIC, Inc., Wilmington
-DBINZ LP, Wilmington
-DBNY Brazil Invest Co., Wilmington
-DBP Commercial Mortgage LLC, Wilmington
-DBRMS4, Georgetown
-DBRMSGP1, Georgetown
-DBRMSGP2, Georgetown
-DBS Technology Ventures, L.L.C., Wilmington
-DBUSBZ1, LLC, Wilmington
-DBUSBZ2, LLC, Wilmington
-DBUSH Funding Corp., Wilmington
-DBVR Investments No. 3 Ltd., Wilmington
-DeAM Investor Services, Inc., Boston
-DeAM Management Company S.A., Luxemburg
-Deer River, L.P., Wilmington
-Delaware Bay Risk Solutions LLC, Wilmington
-Delowrezham de Mexico S. de R.L. de C.V., Mexiko Stadt
-Deutsche (SRV) Investment Corporation, New York
-Deutsche (SS&C) Investment Corporation, Wilmington
-Deutsche Alt-A Securities, Inc., Wilmington
-Deutsche Aotearoa Limited (in member’s voluntary liquidation), Georgetown
-Deutsche Asset Management Canada Limited, Toronto
-Deutsche Bank Americas Holding Corp., Wilmington
-Deutsche Bank Berkshire Mortgage, Inc., Wilmington
-Deutsche Bank Capital Holdings, Inc., Wilmington
-Deutsche Bank Florida, National Association, Palm Beach
-Deutsche Bank Holdings, Inc., Wilmington
-Deutsche Bank Insurance Agency Incorporated, Baltimore
-Deutsche Bank Insurance Agency of Delaware, Wilmington
-Deutsche Bank Insurance Agency of Massachusetts Incorporated, Boston
-Deutsche Bank Mortgage Capital, L.L.C., Wilmington
-Deutsche Bank México S.A. Institución de Banca Múltiple, Mexiko Stadt
-Deutsche Bank National Trust Company, Los Angeles
-Deutsche Bank Securities Inc., Wilmington
-Deutsche Bank Trust Company Americas, New York
-Deutsche Bank Trust Company Delaware, Wilmington
-Deutsche Bank Trust Company New Jersey Ltd., Jersey City
-Deutsche Bank Trust Company, National Association, New York
-Deutsche Bank Trust Corporation, New York
-Deutsche Canada Investor Services Co., Halifax
-Deutsche Capital Asset Corporation, Wilmington
-Deutsche Capital Planning Corporation, New York
-Deutsche Capital Stock Corporation, New York
-Deutsche Cayman L.A. Power II-C Ltd., Georgetown
-Deutsche Cayman L.A. Power II-P Ltd., Georgetown
-Deutsche Cayman Ltd., Georgetown
-Deutsche Financial Services Puerto Rico Corporation, San Juan
-Deutsche Global Securities Services Australia Pty Limited, Sydney

-Deutsche International Corporate Services (Delaware) LLC, Wilmington
-Deutsche Inversiones Limitada, Santiago
-Deutsche Investment Management Americas Inc., New York
-Deutsche Leasing New York Corp., New York
-Deutsche Master Funding Corporation, Wilmington
-Deutsche Mortgage & Asset Receiving Corporation, Wilmington
-Deutsche Mortgage Securities, Inc., Wilmington
-Deutsche Securities Corredores de Bolsa Ltda., Santiago
-Deutsche Securities, S.A. de C.V., Casa de Bolsa, Mexiko Stadt
-Deutsche Union Finanzberatungsgesellschaft mbH i.L., Frankfurt
-DFC Residual Corp., Reno
-DMG Technology Management, L.L.C., Wilmington
-DMJV, New York
-DowningX LLC, Wilmington
-DWS Alternative Municipal Strategies Fund, LLC, Wilmington
-DWS Scudder Annuities and Life Services, Inc., Chicago
-DWS Scudder Distributors, Inc., Chicago
-DWS Scudder Fund Accounting Corporation, Boston
-DWS Scudder Investments Marketing Services, Inc., Chicago
-DWS Scudder Investments Service Company, Kansas City
-DWS Trust Company, Salem
-ECT Holdings Corp., Wilmington
-Emerald Properties Corp., New York
-Equator Holdings, Ltd., Wilmington
-Ero Properties, Inc., New York
-Estate Holdings, Inc., St. Thomas
-Explorer Russia Fund L.P., Wilmington
-Farezco I, S. de R.L. de C.V., Zapopan
-Farezco II, S. de R.L. de C.V., Zapopan
-Feldberg LLC, Wilmington
-FIC-Globe LLC, Wilmington
-Filaine, Inc., Wilmington
-Firstee Investments LLC, Wilmington
-FJC Property Corp., Wilmington
-Flinders LLC, Wilmington
-G Finance Holding Corp., Wilmington
-G.I.S.T. Investments, Inc., Wilmington
-GACC Funding Corporation, Wilmington
-GAFCo Funding Corp., Wilmington
-Garnet Properties Corp., New York
-Gemini Technology Services Inc., Wilmington
-German American Capital Corporation, Baltimore
-Glacier Mountain, L.P., Wilmington
-Global Alliance Finance Company, L.L.C., Wilmington
-Global Commercial Real Estate Special Opportunities Limited, St. Helier
-Global Markets Fundo de Investimento em Cotas de Fundos de Investimento Multimercado, Rio de Janeiro
-Global Markets Fundo de Investimento Multimercado, Rio de Janeiro
-Global Markets Fundo de Investimentos em Direitos Creditorios — INSS, Rio de Janeiro
-GlobalX LLC, Wilmington
-Greene Investments Limited, Georgetown
-GreenwichX LLC, Wilmington

-Greenwood Properties Corp., New York
-Hac Investments Ltd., Wilmington
-HAC Investments Portugal — Servicos de Consultadoria e Gestao Ltda., Lissabon
-Home Closer LLC, New York
-Hone Quarry LP, Georgetown
-HudsonX Inc., Wilmington
-IQ Financial Systems, Inc., Wilmington
-Kiewo Ltd., Georgetown
-Lake Moomaw Inc., Wilmington
-Liberty Investments Limited, Georgetown
-Linton No. 2 Limited (in member’s voluntary liquidation), London
-Long-Tail Risk Insurers, Ltd., Hamilton
-LW Holding Corporation, Wilmington
-M.I.S.T. Investments, Inc., Wilmington
-MAC Investments Ltd., Georgetown
-MacDougal Investments Limited, Wilmington
-Makapuu Inc., Wilmington
-Mallard Place, Inc., Wilmington
-Mayfair Center, Inc., Wilmington
-McClintic Point LP, Wilmington
-Melba Investors Southeast, Inc., New York
-Mercer Investments Limited, Wilmington
-Metis Properties Limited, London
-MHL Reinsurance Ltd., Burlington
-MIT Holdings, Inc., Baltimore
-MMDB Noonmark L.L.C., Wilmington
-MortgageIT, Inc., New York
-New M Corp., Wilmington
-Newburgh Mall Limited Partnership, Philadelphia
-Newhall LLC, Wilmington
-Newport Harbor Corporation, Delaware, Wilmington
-NewportX Inc., Wilmington
-North American Income Fund PLC, Dublin
-Northwoods Finance Partners, Wilmington
-Novoquote Limited, London
-Oakwood Properties Corp., Wilmington
-Old Wagon LP, Wilmington
-PacificX LLC, Wilmington
-Parkwood New York LLC, Wilmington
-Parkwood Properties Corp., New York
-PARTS Funding, LLC, Wilmington
-Pelleport Investors, Inc., New York
-Pilgrim Financial Services LLP, Wilmington
-PLA — DB Nevada, Inc., Las Vegas
-Plantation Bay, Inc., St. Thomas
-225 Properties Corp., New York
-Protean Investors, Inc., New York
-PT Bina Tatalaksana Pasifik, Jakarta
-PT BT Prima Securities Indonesia, Jakarta
-Pyramid Investments Limited, London
-Pyramid Office Properties Limited, London

-Pyramid Ventures, Inc., Wilmington
-Reade, Inc., Wilmington
-Realprop Investors Pacific, Inc., New York
-Red Lodge, L.P., Wilmington
-REO Properties Corporation, Wilmington
-Ripple Creek, L.P., Wilmington
-River Bluff LLP, Wilmington
-Riverton Investments LLC, Wilmington
-RoAdco I, Inc., Wilmington
-RoAdco II, Inc., Wilmington
-RoCalwest, Inc., Wilmington
-RoClarendon, Inc., Wilmington
-RoColorado, Inc., Wilmington
-RoManco I, Inc., Wilmington
-RoManco II, Inc., Wilmington
-Romeo One, LLC, Wilmington
-Romeo Three, LLC, Wilmington
-Romeo Two, LLC, Wilmington
-Romeo U.S. Group, Inc., Wilmington
-RoPacific, Inc., Wilmington
-RoPro U.S. Holding, Inc., Wilmington
-RoSharp II, Inc., Wilmington
-RoSmart LLC, Wilmington
-RoValue-Added, Inc., Wilmington
-RREEF America L.L.C., Wilmington
-RREEF Management Company, Wilmington
-RREEF Management L.L.C., Wilmington
-RREEF REFlex Fund L.P., Wilmington
-Sagamore Limited, London
-Sapphire Aircraft Leasing and Trading Limited, London
-Sedona One LLC, Wilmington
-Seneca Delaware, Inc., Wilmington
-Seneca Leasing Partners, L.P., Wilmington
-Serviced Office Investments Limited, St. Helier
-Sharps SP I LLC, Wilmington
-Sherwood Properties Corp., Wilmington
-Shopready Limited, London
-Silver Leaf 1 LLC, Wilmington
-Silver Leaf CFO I & Company SCA, Luxemburg
-Spring Leasing Limited, London
-SSG Middle Market CLO LLC, Wilmington
-Stoneridge Apartments, Inc., New York
-Structured Finance Americas, LLC, Wilmington
-Tapeorder Limited, London
-Tenedora de Valores S.A., Santiago
-Urbistar Settlement Services, LLC, Wilmington
-US Masthead Coinvestment, L.P., Wilmington
-US Masthead, LLC, Wilmington
-Varick Investments Limited, Wilmington
-VI Resort Holdings, Inc., New York
-Walton Tract LLP, Wilmington

-WestX Inc., Wilmington
-Whispering Woods LLC, Wilmington
-Whistling Pines LLC, Wilmington
-Wildriver Finance Company, Georgetown
-Wilmington Trust B6, Wilmington
-Wintercrest Inc., Wilmington
-Wolf Creek LP, Wilmington
-Woodwardia LLC, Wilmington
-World Trading (Delaware) Inc., Wilmington
The World Markets Company GmbH i.L., Frankfurt
TRISO Beteiligungs Aktiengesellschaft, Frankfurt
U.F.G.I.S. Holdings (Cyprus) Limited, Larnaka
-OOO “Belan”, Mogoytuy
-OOO “Financial Support”, Moskau
-OOO “UFG Depository”, Moskau
-U.F.G.I.S. Capital Management Limited, Larnaka
-U.F.G.I.S. Holdings (Russia) Limited, Limassol
-U.F.G.I.S. Structured Holdings Limited, Larnaka
-U.F.G.I.S. Trading Limited, Larnaka
-ZAO “Deutsche Securities”, Moskau
Villanova del Ghebbo Societa’ Agricola Srl, Villanova del Ghebbo
Wealthspur Investment Company Limited, Labuan
WEBA Beteiligungsgesellschaft mbH, Frankfurt
WEPLA Beteiligungsgesellschaft mbH, Frankfurt
-DB RE Global Real Estate Management 1A, Ltd., Georgetown
-DB RE Global Real Estate Management 1B, Ltd., Georgetown
-Deutsche Commercial Property Anlagegesellschaft mbH & Co. KG, Eschborn
-Deutsche Holdings Luxembourg, S.à r.l., Luxemburg
-Gaudi Venture Investments B.V., Amsterdam
-Whale Holdings S.à r.l., Luxemburg
WERDA Beteiligungsgesellschaft mbH, Frankfurt
Wilhelm von Finck AG, Grasbrunn
Special Purpose Entities
AAArdvark III Funding Limited, St. Helier
ACE Securities Corp., Dover
ACTIUM Leasobjekt GmbH & Co. Objekt Bietigheim OHG, Düsseldorf
Akasaka LLP, London
Almutkirk Limited, Dublin
Andramad Limited, Dublin
Annapolis Funding Trust, Toronto
Arena Leasing Limited Partnership, London
ARES High Yield CSO Ltd, Georgetown
Argentina Capital Protected Investments Ltd, Georgetown
Asian Hybrid Investments LLP, Singapur
Aspen Funding Corp., Charlotte
Asset Repackaging Trust BV, Amsterdam
Asset Repackaging Trust Five BV, Amsterdam
Asset Repackaging Trust Three BV, Amsterdam
Atlas Investment Company 1 S.à r.l., Luxemburg
Atlas Investment Company 2 S.à r.l., Luxemburg
Atlas Investment Company 3 S.à r.l., Luxemburg

Atlas Portfolio Select SPC, Georgetown
Atlas SICAV — FIS, Luxemburg
Avizandum Limited, Dublin
Avon Financing Corp., Wilmington
Avon Global Investments LLC, Wilmington
Avon Investments S.à r.l., Luxemburg
Avon LLC, Wilmington
Balmer Lindley Group Limited, Scunthorpe
Beheer- en Beleggingsmaatschappij Befraco B.V., Amsterdam
Bills Securitisation Limited, St. Helier
BLI Beteiligungsgesellschaft für Leasinginvestitionen mbH, Köln
Bluebird Securities S.A., Luxemburg
Bolsena Holding GmbH & Co. KG, Frankfurt
Bozarche Limited, Georgetown
Brahms Leasing Limited Partnership, London
BS 2 Y.K., Tokio
BT Capital Trust A, Wilmington
BT Institutional Capital Trust A, Wilmington
BT Institutional Capital Trust B, Wilmington
BT Preferred Capital Trust II, Wilmington
BTC Capital Trust I, Wilmington
Business Support One Y.K., Tokio
CA CAT CO LLC, Georgetown
Canadian Asset Acquisition Trust 2, Toronto
Canal New Orleans Holdings LLC, Dover
246 Capital Y.K., Tokio
CAPRA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Walbeck KG, Düsseldorf
Cathay Capital (Labuan) Company Limited, Labuan
Cathay Capital Company Limited, Port Louis
Cathay Strategic Investment Company Limited, Hongkong
Cepangie Limited, Dublin
Charitable Luxembourg Four S.à r.l., Luxemburg
Charitable Luxembourg Three S.à r.l., Luxemburg
Charitable Luxembourg Two S.à r.l., Luxemburg
CIG (Jersey) Limited, St. Helier
COMM 2004-RS1 Grantor Trust, New York
Concept Fund Solutions PLC, Dublin
CORE 1999-1 Limited, St. Helier
Coriolanus Limited, Dublin
Coronets Limited, Georgetown
Cotswold Four Pillars Limited, Witney
COUNTS Trust Series 2003 — 4, Newark
COUNTS Trust Series 2004 — 5, Newark
COUNTS Trust Series 2004 — 7, Newark
COUNTS Trust Series 2007 — 1, Newark
COUNTS Trust Series 2007 — 3, Newark
Cranfield Aircraft Leasing Limited, Georgetown
Credit-Linked and Structured Securities (“CLASS”) Limited, St. Helier
Czech Repackaged Euro Securities Transactions (“CREST”) plc, Gibraltar
D & S Capital Y.K., Tokio
D-LAF Limited (in member’s voluntary liquidation), London

Dariconic Limited, Dublin
Dark Blue Investments Ltd, Georgetown
DB Akela, S.à r.l., Luxemburg
DB Artemis Investments GP, Wilmington
DB Asia Pacific Holdings Limited, Georgetown
DB Bagheera, S.à r.l., Luxemburg
DB Cross Limited, St. Helier
DB Hawaiian LLC, Dover
DB Immobilienfonds 1 Wieland KG, Eschborn
DB Immobilienfonds 4 Wieland KG, Eschborn
DB Immobilienfonds 5 Wieland KG, Bad Homburg
db Investor Solutions, Dublin
DB Jasmine Holdings Limited, London
DB Platinum, Luxemburg
DB Platinum II, Luxemburg
DB Platinum III, Luxemburg
DB Platinum IV, Luxemburg
DB Silver Finance (Luxembourg) S.à r.l., Luxemburg
DB Silver II, S.à r.l., Luxemburg
DB Silver III, S.à r.l., Luxemburg
DB Silver IV, S.à r.l., Luxemburg
DB Silver, S.à r.l., Luxemburg
DB Sylvester Funding Limited, Georgetown
DB Venture Partners (Europe) 2000 LP, St. Helier
DB Venture Partners (Europe) 2001 LP, St. Helier
db x-trackers, Luxemburg
db x-trackers II, Luxemburg
DB Xylophone Holdings Limited, Georgetown
DBVP Europe GP (Jersey) Limited, St. Helier
De Heng Asset Management Company Limited, Peking
Deco 17 — Pan Europe 7 Limited, Dublin
Decofinance S.A., Luxemburg
Deutsche Bank (PWM) SICAV, Luxemburg
Deutsche Bank Capital Finance LLC I, Wilmington
Deutsche Bank Capital Finance Trust I, Wilmington
Deutsche Bank Capital Funding LLC I, Wilmington
Deutsche Bank Capital Funding LLC IV, Wilmington
Deutsche Bank Capital Funding LLC IX, Wilmington
Deutsche Bank Capital Funding LLC V, Wilmington
Deutsche Bank Capital Funding LLC VI, Wilmington
Deutsche Bank Capital Funding LLC VII, Wilmington
Deutsche Bank Capital Funding LLC VIII, Wilmington
Deutsche Bank Capital Funding LLC X, Wilmington
Deutsche Bank Capital Funding Trust I, Newark
Deutsche Bank Capital Funding Trust IV, Wilmington
Deutsche Bank Capital Funding Trust IX, Wilmington
Deutsche Bank Capital Funding Trust V, Wilmington
Deutsche Bank Capital Funding Trust VI, Wilmington
Deutsche Bank Capital Funding Trust VII, Wilmington
Deutsche Bank Capital Funding Trust VIII, Wilmington
Deutsche Bank Capital Funding Trust X, Wilmington

Deutsche Bank Capital LLC I, Wilmington
Deutsche Bank Capital LLC II, Wilmington
Deutsche Bank Capital LLC III, Wilmington
Deutsche Bank Capital LLC IV, Wilmington
Deutsche Bank Capital LLC V, Wilmington
Deutsche Bank Capital Trust I, Newark
Deutsche Bank Capital Trust II, Newark
Deutsche Bank Capital Trust III, Newark
Deutsche Bank Capital Trust IV, Newark
Deutsche Bank Capital Trust V, Newark
Deutsche Bank Contingent Capital LLC I, Wilmington
Deutsche Bank Contingent Capital LLC II, Wilmington
Deutsche Bank Contingent Capital LLC III, Wilmington
Deutsche Bank Contingent Capital Trust I, Wilmington
Deutsche Bank Contingent Capital Trust II, Wilmington
Deutsche Bank Contingent Capital Trust III, Wilmington
Deutsche Bank SPEARs/LIFERs Trust, Series DB-100, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-102, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-104, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-107, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-108, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-109, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-110, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-111, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-113, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-114, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-117, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-119, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-125, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-126, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-128, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-131, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-132, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-134, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-135, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-136, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-137, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-138, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-139, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-140, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-141, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-142, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-143, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-144, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-145, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-146, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-147, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-148, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-149, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-150, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-151, New York

Deutsche Bank SPEARs/LIFERs Trust, Series DB-152, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-153, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-154, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-155, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-156, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-157, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-158, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-159, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-160, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-161, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-162, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-163, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-164, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-165, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-166, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-167, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-168, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-169, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-170, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-171, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-172, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-173, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-174, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-175, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-176, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-177, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-178, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-179, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-180, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-181, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-182, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-183, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-184, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-185, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-186, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-187, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-188, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-189, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-190, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-191, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-192, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-193, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-194, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-195, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-196, New York
Deutsche Bank SPEARs/LIFERs Trust, Series DB-202, New York
Deutsche Grundbesitz-Beteiligungsgesellschaft Dr. Rühl & Co. — Anlagefonds 1 — KG i.L., Eschborn
Deutsche GUO Mao Investments (Netherlands) B.V., Amsterdam
DI 2 Y.K., Tokio
DI Investments Corporation Y.K., Tokio
Dyna Holding GmbH, Eschborn

Eagle Finance Limited, St. Helier
Earls Eight Limited, Georgetown
Earls Four Limited, Georgetown
Earls Seven Limited, Georgetown
EARLS Trading Limited, Georgetown
Earls Twelve Limited, Georgetown
Earls Two Limited, Georgetown
Eirles Four Limited, Dublin
Eirles One Limited, Dublin
Eirles Three Limited, Dublin
Eirles Two Limited, Dublin
Elmo Funding GmbH, Eschborn
Elmo Leasing Achte GmbH, Eschborn
Elmo Leasing Achtzehnte GmbH, Eschborn
Elmo Leasing Dreiundzwanzigste GmbH, Eschborn
Elmo Leasing Dreizehnte GmbH, Eschborn
Elmo Leasing Dritte GmbH, Eschborn
Elmo Leasing Einundzwanzigste GmbH, Eschborn
Elmo Leasing Elfte GmbH, Eschborn
Elmo Leasing Fuenfzehnte GmbH, Eschborn
Elmo Leasing Neunte GmbH, Eschborn
Elmo Leasing Neunzehnte GmbH, Eschborn
Elmo Leasing Sechste GmbH, Eschborn
Elmo Leasing Sechzehnte GmbH, Eschborn
Elmo Leasing Siebte GmbH, Eschborn
Elmo Leasing Siebzehnte GmbH, Eschborn
Elmo Leasing Vierte GmbH, Eschborn
Elmo Leasing Vierzehnte GmbH, Eschborn
Elmo Leasing Zwanzigste GmbH, Eschborn
Elmo Leasing Zweiundzwanzigste GmbH, Eschborn
Elmo Leasing Zwoelfte GmbH, Eschborn
Epsom Limited (in member’s voluntary liquidation), Gibraltar
Equinox Credit Funding Public Limited Company, Dublin
Escoyla Limited, Dublin
Eurohome Mortgages 2007-1 Public Limited Company, Dublin
Eurohome UK Mortgages 2007-2 PLC, London
Fandaro Limited, Dublin
Fly Finance Limited, St. Helier
Four Pillars (Oxford) Limited, Witney
Four Pillars Hotels Limited, Witney
G.O. III Luxembourg Oxford S.à r.l., Luxemburg
GC Re, Hamilton
GEM ERI Limited, Georgetown
Gemini Securitization Corp., LLC, Boston
General Resources Trading Limited, St. Helier
Gestione Partecipazioni S.p.A., Mailand
GH Focus Investment Holding Limited, Georgetown
Global Diversified Investment Grade Private Trust, Toronto
Global Kamala, S.L., Madrid
Global Opportunities Co-Investment Feeder, LLC, Wilmington
Global Opportunities Co-Investment, LLC, Wilmington

GLOBE 1999-1 Limited, St. Helier
Godo Kaisha Jupiter Two, Tokio
Godo Kaisha Mars Capital, Tokio
GOPLA Beteiligungsgesellschaft mbH, Hannover
Gottex ABI II Fund Limited, Georgetown
HABILIS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Solingen KG, Düsseldorf
HAUS 2000-1 Limited, St. Helier
HAWSER Trust Series 2007-1, Santa Ana
Herodotus Limited, Georgetown
HESTA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Frankfurt KG, Düsseldorf
HFRX Tracker Master Trust, Pembroke
HOK Capital Y.K., Tokio
Huron Leasing, LLC, Wilmington
IKB Leasing Limited Partnership, London
ILV Anlagen Vermietungsgesellschaft mbH, Düsseldorf
Infigate GmbH i.K., Essen
Investor Solutions Limited, St. Helier
IRADO Funding, S.à r.l, Luxemburg
IRADO Holding Limited, Georgetown
iStructure S.A., Luxemburg
Ital Gas Storage S.r.l, Rom
Itrix Managers (Proprietary) Limited, Johannesburg
Itrix Managers Holdings (Proprietary) Limited, Johannesburg
IVAF (Jersey) Limited, St. Helier
Ixion Public Limited Company, Dublin
Izumo Capital YK, Tokio
Jones Lane Receivables LLC, Wilmington
Karasuma Properties TMK, Tokio
Kelvivo Limited, Dublin
Kitzingen GmbH & Co. KG, Frankfurt
KKR Alpha Master Fund LP, Georgetown
Kyoto Properties TMK, Tokio
Königswarter & Ebell Chemische Fabrik Gesellschaft mit beschränkter Haftung, Hagen
Labuan (Cranfield) Aircraft Leasing Limited, Labuan
Lagoon Finance Limited, Dublin
LARS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Hagen KG, Düsseldorf
Latrobe Funding Limited, Georgetown
LECTIO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Weimar KG, Düsseldorf
Leebrook Total Return Fund Limited, St. Helier
Leonardo Charitable 1 LLC, Wilmington
Linker Finance plc, Dublin
Lochsong Funding Limited, Georgetown
LOCO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Stockach OHG, Düsseldorf
London Wall 2002-1 plc, Dublin
London Wall 2002-2 plc, Dublin
Luscina Limited, Dublin
Luxembourg (Sylvester), S.à r.l., Luxemburg
M.A. Capital Y.K., Tokio
Maestrale Projects (Holding) S.A., Luxemburg
Massachusetts Capital Y.K., Tokio
Maxima Alpha Bomaral Limited, St. Helier

Mazuma Capital Funds Limited, Hamilton
MEFIS Beteiligungsgesellschaft mbH, Frankfurt
Mercedes-Benz AG & Co. Grundstücksvermietung Objekte Baden-Baden und Dresden OHG, Düsseldorf
MHL 2005-AR1, New York
MIRABILIS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Berching KG, Düsseldorf
MIT Mortgage Loan Trust 2006-1, New York
Montage Funding LLC, Dover
Monterey Funding LLC, Wilmington
Moon Leasing Limited, London
MortgageIT Capital Trust I, Newark
MortgageIT Capital Trust II, Wilmington
MortgageIT Capital Trust III, Wilmington
MortgageIT SPV Holdings, Inc., Wilmington
MortgageIT Trust 2004-1, New York
MortgageIT Trust 2004-2, New York
MortgageIT Trust 2005-1, New York
MortgageIT Trust 2005-2, New York
MortgageIT Trust 2005-3, New York
MortgageIT Trust 2005-4, New York
MortgageIT Trust 2005-5, New York
MortgageIT Trust 2007-1, New York
Mountain Recovery Fund I Y.K., Tokio
MRF2 Y.K., Tokio
MSTC Y.K., Tokio
Muni Structured Products Collapsible TOB Trust, New York
Muni Structured Products Credit Enhanced TOB Trust, New York
Nantucket Funding Corp. , LLC, Wilmington
Navigator Credit Funding Public Limited Company, Dublin
NeoAnemos S.r.l., Mailand
NewLands Capital Corp., Newark
NewLands Financial Limited, Hamilton
NewLands Holdings Limited, Hamilton
Newport Funding Corp., Charlotte
Newshelf 295 (Pty) Limited, Illovo
Nineco Leasing Limited, London
Norvadano Limited, Dublin
OCI Euro Fund II B.V., Amsterdam
Okanagan Funding Trust, Toronto
Oona Solutions, Fonds Commun de Placement, Luxemburg
OPAL, Luxemburg
Optima Emerging Markets Fund Limited, Hamilton
Orix Shintaku Ginko Kabushikikaisha Shintaku Koza 7200018, Tokio
OSV Capital GK, Tokio
OTM Capital GK, Tokio
OTTAM Mexican Capital Trust Limited, Dublin
Oxford Spires Four Pillars Hotel Limited, Witney
Oxford Thames Four Pillars Hotel Limited, Witney
Palladium Securities 1 S.A., Luxemburg
PALLO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Seniorenresidenzen KG, Düsseldorf
PEDIS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Briloner KG, Düsseldorf
Peruda Leasing Limited, London

Perus 1 S.à r.l., Luxemburg
Perus Investments S.à r.l., Luxemburg
PERXIS Beteiligungsgesellschaft mbH, Düsseldorf
Phillease alpha-1 GmbH, München
Phillease alpha-2 GmbH, München
Phillease beta-1 GmbH, München
Phillease beta-2 GmbH, München
Phillease beta-3 GmbH, München
Phillease gamma-1 GmbH, München
Phoebus Leasing Limited, Georgetown
PIMCO Offshore Liquidity Fund Limited, Georgetown
Platinum Guernsey Limited, St. Peter Port
Portuguese Earls (PEARLS) Comércio e Serviços Ltda., Funchal
PT. Deutsche Verdhana Indonesia, Jakarta
PUKU Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Velbert KG, Düsseldorf
PURIM Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Burscheid KG, Düsseldorf
Queen Street CLO III B.V., Amsterdam
R/H Hawthorne Plaza Associates, LLC, Wilmington
Regal Limited, Georgetown
Repackaged Assets and Securities in Asia Limited, Singapur
Repackaged Offshore Collateralised Kredit (“Rock”) Limited, Gibraltar
Repackaged Offshore Collateralised Kredit (“Rock2”) Limited, Gibraltar
Residential Mortgage Funding Trust, Toronto
Rhein — Main Securitisation Limited, St. Helier
Rhein Main Sussex Ltd, Dublin
Rhein-Main No. 11 (Jersey) Limited, St. Helier
Rhein-Main No. 11 (U.K.) Limited, London
Rhein-Main No. 12 Limited, St. Helier
Rhein-Main No. 14 Limited, St. Helier
Rhein-Main No. 18 Limited, St. Helier
Rhein-Main No. 20 Limited, St. Helier
Rhein-Main No. 5 Mortgage Purchase Limited, St. Helier
Rheingold No.1 Limited, St. Helier
Rheingold No.10 Limited, St. Helier
Rheingold No.14 (Jersey) Limited, St. Helier
Rheingold No.4 Limited, St. Helier
Rheingold No.6 Limited, St. Helier
Rheingold No.9 Limited, St. Helier
Rheingold Securitisation Limited, St. Helier
Riverside Funding LLC, Dover
RM Ayr Delaware LLC, Dover
RM Ayr Limited, Dublin
RM Cheshire Delaware LLC, Dover
RM Cheshire Limited, Dublin
RM Chestnut Delaware LLC, Dover
RM Chestnut Limited, Dublin
RM Delaware Multi-Asset LLC, Wilmington
RM Delaware Triple-A LLC, Dover
RM Fife Delaware LLC, Dover
RM Fife Limited, Dublin
RM Multi-Asset Limited, Dublin

RM Sussex Delaware LLC, Dover
RM Triple-A Limited, Dublin
Route 28 Receivables, LLC, Wilmington
RREEF G.O. III Luxembourg One S.à r.l., Luxemburg
RREEF G.O. III Malta Limited, Valletta
RREEF Global Opportunities Fund III, LLC, Wilmington
RREEF Global Real Estate Funds Plc, Dublin
RREEF GO III Mauritius One Limited, Port Louis
RREEF GO III Mauritius Two Limited, Port Louis
S & D Capital Y.K., Tokio
SABIS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
SALUS Grundstücks-Vermietungsgesellschaft mbH, Düsseldorf
SALUS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Brandenburg KG, Düsseldorf
SALUS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Schwarzheide KG, Düsseldorf
SANCTOR Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Nürnberg KG, Düsseldorf
SANDIX Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Hafen KG, Düsseldorf
Santorini Managers Limited, Edinburgh
Saratoga Funding Corp., LLC, Wilmington
SCANDO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Datteln KG, Düsseldorf
SCANDO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Eisenach KG, Düsseldorf
SCANDO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Iserlohn KG, Düsseldorf
SCANDO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Osnabrück KG, Düsseldorf
SCANDO Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Siekmann KG, Düsseldorf
SCJ-RMF-B Toshi Jigyo Yugensekinin Kumiai, Tokio
Scottish Widows Investment Partnership Investment Funds ICVC, London
Scottish Widows Tracker and Specialist Investment Funds ICVC, Edinburgh
Scottish Widows UK and Income Investment Funds ICVC, Edinburgh
Sedona Capital Funding Corp., LLC, Charlotte
SERICA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Frankfurt KG, Düsseldorf
SGP Capital YK, Tokio
Sharps CDO II Limited, New York
SILANUS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Bonn KG, Düsseldorf
SILEX Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Rostock und Leipzig KG, Düsseldorf
SILEX Grundstücks-Vermietungsgesellschaft mbH Objekt Eduard Dyckerhoff OHG, Düsseldorf
SILUR Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Markdorf KG, Düsseldorf
SILUR Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Tübingen KG, Düsseldorf
SILUR Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Uhingen KG, Düsseldorf
SIRES-STAR Limited, Georgetown
Sixco Leasing Limited, London
SMART SME CLO 2006-1 Ltd, Georgetown
Sofia Mortgages S.R.L., Rom
SOMA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Heidelberg KG, Düsseldorf
Sonata Securities S.A., Luxemburg
SOREX Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Hutschenreuther KG, Düsseldorf
SOREX Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Lüdenscheid KG, Düsseldorf
SOREX Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Mainz KG, Düsseldorf
SOSPITA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekte Prima KG, Düsseldorf
SOSPITA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekte Sekunda KG, Düsseldorf
SPhinX Limited, Georgetown
Stewart-Denny Holdings, LLC, Wilmington
Stichting Perus Investments, Amsterdam

SUPERA Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Speyer KG, Düsseldorf
SUSIK Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Cottbus KG, Düsseldorf
Swabia 1 Limited, Dublin
SWIP Capital Trust, London
Sylvester (2001) Limited, Georgetown
TACET Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Hameln KG, Düsseldorf
TACET Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Nordsternpark KG, Düsseldorf
TACET Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Osnabrück KG, Düsseldorf
TACET Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Ulm KG, Düsseldorf
TACET Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Wendelstein KG, Düsseldorf
TAF 2 Y.K., Tokio
Taggia X — Consultadoria Económica e Participações, Unipessoal Lda., Funchal
Tagus — Sociedade de Titularização de Creditos, S.A., Lissabon
Tahoe Funding Corp., LLC, Melville
Tennessee Capital Godo Kaisha, Tokio
TG Capital Y.K., Tokio
The CIG Trust, St. Helier
Tilney Group Limited Employee Incentive Trust, St. Peter Port
Tintin II SPC, Georgetown
Tintin III SPC, Georgetown
Tintin IV SPC, Georgetown
TIP (Guernsey) GP Limited, St. Peter Port
Titian CDO Public Limited Company, Dublin
Tortworth Four Pillars Hotel Limited, Witney
246 Toshijigyo Yugen Sekinin Kumiai, Tokio
Trondheim Leasing Limited, London
TRS 1 LLC, Wilmington
TRS Aria LLC, Wilmington
TRS Babson I LLC, Wilmington
TRS Bluebay LLC, Wilmington
TRS Bruin LLC, Wilmington
TRS Callisto LLC, Wilmington
TRS Camulos LLC, Wilmington
TRS Cedar LLC, Wilmington
TRS DB OH CC Fund Financing LLC, Wilmington
TRS Eclipse LLC, Wilmington
TRS Elara LLC, Wilmington
TRS Elgin LLC, Wilmington
TRS Feingold O’Keeffe LLC, Wilmington
TRS Fore LLC, Wilmington
TRS Ganymede LLC, Wilmington
TRS Greenwich LLC, Wilmington
TRS GSC Credit Strategies LLC, Wilmington
TRS Haka LLC, Wilmington
TRS Hanover LLC, Wilmington
TRS HY FNDS LLC, Wilmington
TRS Io LLC, Wilmington
TRS Landsbanki Islands LLC, Wilmington
TRS Leda LLC, Wilmington
TRS Liberty LLC, Wilmington
TRS Metis LLC, Wilmington

TRS Pearl LLC, Wilmington
TRS PerDB LLC, Wilmington
TRS Pine LLC, Wilmington
TRS Plainfield LLC, Wilmington
TRS Quogue LLC, Wilmington
TRS Scorpio LLC, Wilmington
TRS Stag LLC, Wilmington
TRS Stark LLC, Wilmington
TRS SVCO LLC, Wilmington
TRS Thebe LLC, Wilmington
TRS Trinity LLC, Wilmington
TRS Venor LLC, Wilmington
TRS Wall LLC, Wilmington
TRS Watermill LLC, Wilmington
Tsubasa Angel Fund Y.K., Tokio
Tucson Funding LLC, Dover
UDS Capital Y.K., Tokio
Varta Aktiengesellschaft, Hannover
Vocalhaven Limited, Witney
Volga Investments Limited, Dublin
Winchester House Master Trust, Hamilton
Witney Four Pillars Hotel Limited, Witney
Y.K. Agura Partners, Tokio
YK SRFM Master Lease, Tokio
Yugen Kaisha Garnet Real Estate, Tokio
Yukon Trust, Toronto
Zamalik Limited, Dublin
ZARAT Beteiligungsgesellschaft mbH & Co. Objekt Leben II KG, Düsseldorf
ZEDORA 3 GmbH & Co. KG, München
ZEDORA 36 GmbH & Co. KG, München
ZELAS Beteiligungsgesellschaft mbH & Co. Leben I KG, Düsseldorf
Special Funds
BAG
BAG 2
dbX-High Yield 1 Fund
dbX-Risk Arbitrage 4 Fund
dbX-Credit 1 Fund
dbX-US Long/Short Equity 6 Fund
dbX-European Long/Short Equity 5 Fund
dbX-Asian Long/Short Equity 1 Fund
dbX-Emerging Market Long/Short 1 Fund
dbX-Latin American Event Driven 1 Fund
dbX-Resources Long/Short Equity 1 Fund
dbX-Risk Arbitrage 7 Fund
dbX-CTA 4 Fund
dbX-Asian Long/Short Equity 2 Fund
dbX-High Yield 2 Fund
dbX-Risk Arbitrage 9 Fund
dbX-Credit 2 Fund
dbX-CTA 7 Fund
dbX-Global Long/Short Equity 1 Fund

dbX-Global Macro 1 Fund
dbX-Market Neutral 2 Fund
dbX-Risk Arbitrage 8 Fund
dbX-US Long/Short Equity 8 Fund
dbX-Convertible Arbitrage 2 Fund
dbX-Risk Arbitrage 3 Fund
dbX-Convertible Arbitrage 5 Fund
dbX-CTA 1 Fund
dbX-European Long/Short Equity 1 Fund
dbX-Japan Long/Short Equity 1 Fund
dbX-Market Neutral 1 Fund
dbX-Risk Arbitrage 1 Fund
dbX-European Long/Short Equity 4 Fund
dbX-Risk Arbitrage 5 Fund
dbX-Convertible Arbitrage 6 Fund
dbX-Convertible Arbitrage 10 Fund
dbX-Capital Structure Arbitrage 1 Fund
dbX-CTA 2 Fund
Reporting Company for VRMs London GED (USD)
Ivy Kroner Unit Trust I
Reporting Company for VRMs London GED (GBP), Jersey
Reporting Company for VRMs London GED (GBP), Luxembourg
Korea Top Investment Trust
dbX-Currency 2 Fund
dbX-International Long/Short Equity 1 Fund
dbX-US Long/Short Equity 2 Fund
dbX-US Long/Short Equity 5 Fund
dbX-CTA 5 Fund
dbX-Risk Arbitrage 6 Fund
dbX-European Long/Short Equity 6 Fund
dbX-Convertible Arbitrage 12 Fund
dbX-Risk Arbitrage 10 Fund
dbX-Resources Long/Short Equity 2 Fund